                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of June, 1995.





/s/ Winslow H. Buxton
- ----------------------------------------
Winslow H. Buxton, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of June, 1995.





/s/ John H. Roe
- ----------------------------------------------
John H. Roe, Director
President and Chief Executive Officer

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of June, 1995.





/s/ Howard J. Curler
- -------------------------------------------
Howard J. Curler, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of June, 1995.





/s/ Jeffrey H. Curler
- ----------------------------------------
Jeffrey H. Curler, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of June, 1995.





/s/ Loring W. Knoblauch
- ---------------------------------------------
Loring W. Knoblauch, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of June, 1995.





/s/ Edwin S. McBride
- --------------------------------------
Edwin S. McBride, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of June, 1995.





/s/ Robert F. Mlnarik
- ---------------------------------------------
Robert F. Mlnarik, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of June, 1995.





/s/ Winston R. Wallin
- --------------------------------------------
Winston R. Wallin, Director

                               BEMIS COMPANY, INC.

                    POWER OF ATTORNEY OF DIRECTOR AND OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Bemis Company, Inc., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, any and all amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Bemis Company, Inc., and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of June, 1995.





/s/ C. Angus Wurtele
- ----------------------------------------------
C. Angus Wurtele, Director